ACKNOWLEDGMENT OF REPLACEMENT SPECIAL SERVICER

November 9, 2026

To the Persons on the Attached Schedule A

Re:
333 South Wabash / BMARK 2020-B19 Pooling and Servicing Agreement / Co-Lender Agreement

Ladies and Gentlemen:

Reference is made to (i) that certain Pooling and Servicing Agreement, dated as of September 1, 2020 (as the same may have been, or may hereafter be, amended modified, supplemented or extended, the “PSA”), by and among Citigroup Commercial Mortgage Securities, Inc. (in its capacity as “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association (in its capacity as “Master Servicer”), Rialto Capital Advisors, LLC (in its capacity as “Special Servicer”), Citibank, N.A. (in its capacity as “Certificate Administrator”), Wilmington Trust, National Association (in its capacity as “Trustee”), and Pentalpha Surveillance LLC (in its capacity as “Operating Advisor” and “Asset Representations Reviewer”), which PSA relates to that certain Benchmark 2020-B19 Mortgage Trust (the “Trust”), and (ii) that certain Agreement between Noteholders, dated as of August 12, 2020 (as the same may have been amended, modified, supplemented or extended, the “CLA”), originally by and among American General Life Insurance Company (“AGL”, and in its capacity as initial owner of Note A-1, together with its successors and assigns, “Note A-1 Holder”), AGL (in its capacity as initial owner of Note A-2, together with its successors and assigns, “Note A-2 Holder”), The Variable Annuity Life Insurance Company (in its capacity as initial owner of Note A-3, together with its successors and assigns, “Note A-3 Holder”), Goldman Sachs Bank USA (“Goldman” in its capacity as initial owner of Note A-4, together with its successors and assigns, “Note A-4 Holder”), Goldman (in its capacity as initial owner of Note A-5, together with its successors and assigns, “Note A-5 Holder”), American Home Assurance Company (“AHAC” in its capacity as initial owner of Note A-6, together with its successors and assigns, “Note A-6 Holder”), AHAC (in its capacity as initial owner of Note A-7, together with its successors and assigns, “Note A-7 Holder”), National Union Fire Insurance Company of Pittsburgh, PA. (in its capacity as initial owner of Note A-8, together with its successors and assigns, “Note A-8 Holder”), and Goldman (in its capacity as initial owner of Note A-9, together with its successors and assigns, “Note A-9 Holder”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to such terms in the PSA or the CLA, as applicable. Pursuant to Section 6.08(a)(i) of the PSA and Section 7 of the CLA, Corebridge Institutional Investments (U.S.), LLC, a Delaware limited liability company, formerly known as AIG Asset Management (U.S.), LLC, in its capacity as Controlling Noteholder Representative under the CLA and Directing Holder under the PSA, has directed the Trustee to terminate Rialto Capital Advisors, LLC as Special Servicer of the 333 South Wabash Loan Combination and any related REO Property and has appointed the undersigned Torchlight Loan Services, LLC to serve as successor Special Servicer of the 333 South Wabash Loan Combination and any related REO Property under the PSA and CLA.

The undersigned hereby agrees that, effective as of the date of this Acknowledgment of Replacement Special Servicer (the “Acknowledgment”), the undersigned shall serve as Special Servicer of the 333 South Wabash Loan Combination and any related REO Property under the PSA and CLA. The undersigned hereby agrees to assume all of the responsibilities, duties, and liabilities of the Special Servicer of the 333 South Wabash Loan Combination and any related REO Property under the PSA and CLA and

Acknowledgement of Replacement Special Servicer – 333 South Wabash Loan Combination (BMARK 2020-B19)

shall duly and punctually perform and observe each covenant and condition to be performed or observed by the Special Servicer of the 333 South Wabash Loan Combination and any related REO Property under the PSA and CLA from and after the date of this Acknowledgment. The undersigned further acknowledges and agrees that it is and shall be a party to the PSA and bound thereby to the full extent indicated in the PSA in the capacity of Special Servicer of the 333 South Wabash Loan Combination and any related REO Property. The undersigned hereby, as of the date of this Acknowledgment, makes the representations and warranties set forth in Section 2.06 of the PSA mutatis mutandis, and all references to “Agreement” in Section 2.06 of the PSA shall include this Acknowledgment in addition to the PSA, and further represents that it satisfies all eligibility requirements set forth in the PSA and CLA.

The following is the notice information for Torchlight Loan Services, LLC as Special Servicer of the 333 South Wabash Loan Combination and any related REO Property under the PSA and CLA:

Torchlight Loan Services, LLC

90 Park Avenue, 20th Floor

New York, New York 10016

Attention: William A. Clarkson

E-mail: wclarkson@torchlight.com

[Remainder of page intentionally left blank; signature page follows]

TORCHLIGHT LOAN SERVICES, LLC

By: /s/ Jorge Rodriguez

Name: Jorge Rodriguez

Title: Authorized Signatory

By: /s/ William A. Clarkson

Name: William A. Clarkson

Title: Authorized Signatory

Acknowledgement of Replacement Special Servicer – 333 South Wabash Loan Combination (BMARK 2020-B19)

SCHEDULE A

BMARK 2020-B19

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

Rialto Capital Advisors, LLC

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131 Attention: Liat Heller

Fax number: (305) 229-6425

Email: liat.heller@rialtocapital.com

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Jeff Krasnoff, Niral Shah and Adam Singer Fax number: (305) 229-6425

Email: niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and

jeff.krasnoff@rialtocapital.com

Certificate Administrator:

Citibank, N.A.

388 Greenwich Street, 26th Floor

New York, New York 10013

Attention: Citibank Agency & Trust – BMARK 2020-B19

Fax number: (212) 816 5527

Email: ratingagencynotice@citi.com

Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS – BMARK 2020-B19

Email: CMBSTrustee@wilmingtontrust.com

Operating Advisor:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Don Simon, Chief Operating Officer

Email: don.simon@pentalphasurveillance.com; notices@pentalphasurveillance.com

Depositor:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Paul Vanderslice

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Richard Simpson

Email: richard.simpson@citi.com

and:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Email: ryan.m.oconnor@citi.com

[Addressees continue on next page]

BMARK 2020-B20

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head

Stinson Leonard Street LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – BMARK 2020-B20

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – BMARK 2020-B20

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Operating Advisor:

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: Don Simon, Chief Operating Officer

Email: don.simon@pentalphasurveillance.com; notices@pentalphasurveillance.com

Depositor:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

270 Park Avenue, 4th Floor

New York, New York 10017

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with copies to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

270 Park Avenue, 4th Floor

New York, New York 10017

Attention: SPG Legal

E-mail: US_CMBS_Notice@jpmorgan.com

[Addressees continue on next page]

DBJPM 2020-C9

Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Email: noticeadmin@midlandls.com

With a copy to:

Stinson Leonard Street LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Special Servicer:

CWCapital Asset Management LLC

900 19th St NW, 8th Floor

Washington, DC 20006

Attention: Brian Hanson

Email: CWCAMcontractnotices@cwcapital.com

Certificate Administrator, Paying Agent and Custodian:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – DBJPM 2020-C9

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Trustee:

Wells Fargo Bank, National Association

c/o Computershare Trust Company,

National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – DBJPM 2020-C9

Email: trustadministrationgroup@computershare.com;

!NACCTRegulatoryReporting@computershare.com; cctcmbsbondadmin@computershare.com

Operating Advisor:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: Trust Surveillance Manager

Email: cmbs.notices@parkbridgefinancial.com

Depositor:

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with a copy via email to: cmbs.requests@db.com

OTHER COMPANION LOAN HOLDERS

AIG

1271 Avenue of the Americas

12th Floor

New York, NY 11020-1304

Attn: AIG Investments Legal Dept.

c/o Corebridge Institutional Investments (U.S.), LLC

30 Hudson Street, 16th Floor

Jersey City, NJ 07302

Attn: CML Legal Notices

Acknowledgement of Replacement Special Servicer – 333 South Wabash Loan Combination (BMARK 2020-B19)